Exhibit 99.1
                                 ------------
               Computational Materials and/or ABS Term Sheets.



CWABS 2005-AB1

Assumptions
-----------
6mo lag
40% Severity
Failing Triggers
To Maturity
100% Pricing Speed
Forward LIBOR
Defaults on Top of Prepayment.




                        ---------------------------------------
                        Break CDR       Collat Grp Cum Loss
---------------------------------------------------------------
        Class A2           25.57        223,424,433.58 (18.62%)
---------------------------------------------------------------

        Class A2
--------------------------------------
Original Balance        457,919,000
Balance at Stepdown     169,748,755     <-- Pricing Speed, No Losses
Factor at Stepdown         0.370696
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